U.S. Securities and Exchange Commission
            Washington, D.C. 20549


            Form 8-K
            CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the Securities Exchange
            Act of 1934


            Date of Report: June 8, 1998


            THE VERMONT TEDDY BEAR CO., INC.
            (Exact name of small business issuer as specified in its charter)


                      New York                1-12580           03-
            0291679
            State or other jurisdiction of  (Commission      (I.R.S.
            Employer
            incorporation or organization)  File Number)
            Identification No.)


            2236 Shelburne Road, Post Office Box 965
            Shelburne, Vermont  05482
            (Address of principal executive offices)


            (802) 985-3001
            (Issuer's telephone number)

            Item 5.  Other Events

                 On Friday, May 22, 1998, The Vermont Teddy Bear Co.,
            Inc. entered into a letter of intent with The Shepherd Group, L.L.C., of Acton, Massachusetts to sell, in a private placement, sixty shares of a new series of preferred stock to be designated _Series C Convertible Redeemable Preferred Stock._ (_Series C Preferred_) The Shepherd Group will invest $600,000 in exchange for the sixty shares of Series C Preferred, which will have a six percent cumulative dividend, and each share will be convertible into 8,264.467 shares of the Company's Common Stock. The holders of the Series C Preferred shall be entitled to vote as a class for two directors of the Company and shall be entitled to vote, on an as-converted basis, on all other matters on which the Company's Common Stockholders are entitled to vote. In addition to sixty shares of Series C Preferred, the Shepherd Group will also receive warrants to purchase an additional 495,868 shares of the Company's Common Stock at an exercise price of $1.21 per share.

                 Consummation of the transactions contemplated by the
            letter of intent is subject to the preparation of binding agreements and various approvals and contingencies described in the letter of intent and term sheet attached to this Form 8-K as Exhibit 99.1 and hereby incorporated by reference. The Company's press releases, dated May 22, 1998 and June 3, 1998, are attached hereto as Exhibits 99.2 and 99.3, and are hereby incorporated by reference.


            The following documents are filed herewith as exhibits:

                 99.1 Letter of Intent and Term Sheet dated May 20, 1998

                 99.2 Press Release dated May 22, 1998

                 99.3 Press Release dated June 5, 1998


            Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          The Vermont Teddy Bear Co.,
                                          Inc.

            Date: June 8, 1998                  /s/ Elisabeth B. Robert
                                          ------------------------------
            --
                                          Elisabeth B. Robert,
                                          Chief Financial Officer


            EXHIBIT 99.1

            May 21, 1998


            Ms. Elisabeth Robert                              Via
            Facsimile and Federal Express
            President and Chief Executive Officer
            The Vermont Teddy Bear Co., Inc.
            2236 Shelburne Road
            Shelburne, VT 05482


            Re: Final terms of a proposed investment in The Vermont Teddy Bear Co., Inc. by The Shepherd Group LLC and other investors.


            Dear Elisabeth:

            This letter, including the attached term sheet, represents a non-binding proposal for the review and analysis of a transaction in which The Shepherd Group LLC (_TSG_ or the _Lead Institutional Investor_) and possibly an additional institutional investor (collectively the _Institutional Investors_) and / or individuals (collectively the _Investor Group_) propose to make an investment in The Vermont Teddy Bear Company (the _Company_ or _VTB_). The purpose of this letter and accompanying term sheet is to set forth the principal terms and conditions upon which an investment will be considered. The terms and conditions set forth herein are subject to any adjustments made in order to achieve the most tax advantageous structure of any such investment.

            In consideration of the substantial expenditure of time, effort and expense to be undertaken by TSG, the Company, its officers, directors, employees, agents, representatives and affiliates agree, on the basis of this letter, that during the period commencing from the date this letter is accepted by the Company, for a period of 90 days, without the written consent of TSG, the Company nor its officers, employees, directors, agents, representatives or affiliates will not:
            (i) solicit, initiate or encourage submission of proposals or offers, or enter into or continue negotiations or discussions with, any other person or persons with regard to any sale by the Company of the stock or assets of the Company (other than the sale of stock or assets in the ordinary course of business including the exercise of options by employees and / or disposal of treasury stock), the sale by the Company or any of its affiliates of the Company's stock, the merger, consolidation or any other business combination as a result of which those persons that control the company, immediately prior to such transaction no longer control the Company, or any other financing of the Company except for the refinancing of the mortgage on the

            Company's principal place of business held by W.P. Carey & Co or any senior creditor working capital financings; or
            (ii) furnish to any other person any information with respect to, or otherwise cooperate in any way, or assist, facilitate or encourage, any acquisition or proposal for the assets or stock of the Company or any part thereof or any other financing except for the refinancing of the mortgage on the Company's principal place of business held by W.P. Carey & Co or any senior creditor working capital financings to the Company by any other person; or (iii) solicit, initiate or encourage submission of proposals or offers, or enter into or continue negotiations or discussions with, any other person or persons with regard to transactions similar in nature to the investment contemplated herein.

            If at any time during the period beginning with the date of this letter and ending 90 days thereafter the Company sells, or enters into any agreement to sell, all or substantially all of its stock or its assets; merges, consolidates or enters into a business combination or enters into any agreements to merge consolidate or enter into any business combination; executes, or enters into an agreement to execute a transactions similar in nature to the investment contemplated herein, the Company shall pay to TSG a fee calculated as follows: (i) $100,000; plus (ii) all out of pocket costs and expenses incurred by TSG and its respective accountants and attorneys in connection with their performance of due diligence and documentation to the point at which the Company alerts TSG in writing of its intent to pursue a sale, merger, consolidation, business combination or investment.

            Additionally, if the Company wishes to terminate this agreement it may do so under the following conditions (i) the closing price of Company's common stock the day prior to the day on which the parties hereto plan to consummate the investment herein is greater than $1.625; (ii) the Company pays TSG on demand, and upon presentation of appropriate documentation all out of pocket costs and expenses incurred by TSG and its respective accountants and attorneys in connection with their performance of due diligence and documentation; and (iii) the Company pays TSG on demand one hundred thousand dollars ($100,000).

            Regardless as to whether or not the investment contemplated herein is consummated, the Company agrees to pay on demand, and upon presentation of appropriate documentation all out of pocket costs and expenses incurred by TSG and its respective accountants and attorneys in connection with their performance of due diligence and documentation.

            Upon the signing of this Letter of Intent, TSG will begin a due diligence analysis of the Company. This process will focus on the historical and projected financial results of the Company, customer interviews, industry analysis, legal and accounting due diligence. If, during such process, TSG or the Investor Group uncovers any issue that is viewed to materially detract from the investment, TSG and the Investor Group may, at their sole discretion, elect to discontinue the pursuit of the investment contemplated herein. Except as contemplated in the previous paragraph, if TSG or the Investor Group, at their sole discretion, elect to discontinue the pursuit of the investment contemplated herein, the Company will not be subject to any fees or costs.

            Except as provided in the immediately succeeding sentence, this letter contains a statement of the present intention on TSG's part and on your part and is not intended to create any legal binding obligation including a legal binding obligation to purchase or sell the Company's stock described above or in the accompanying term sheet, unless or until a purchase agreement has been negotiated, is acceptable to all parties in all respects and has been duly executed and delivered on behalf of all parties. This letter does, however, constitute a binding obligation with respect to the provisions of Paragraphs 2, 3, 4 & 5. This letter is delivered to you on the condition that it be kept confidential and not shown to or discussed with any third party other than legal and financial advisors. This letter shall be of no further force or in effect if it has not been executed by May 22, 1998. This letter may be executed in counterparts, all of which, taken together shall constitute one and the same document.

            Elisabeth, if the above is acceptable to you and the Board of Directors, please so signify by signing the enclosed copy of this letter. This letter agreement shall become effective upon execution by all parties listed below.


            Sincerely,                      Agreed and Acknowledged to,

            The Shepherd Group LLC                               The
            Vermont Teddy Bear Co., Inc.
            T. Nathanael Shepherd
                               Elisabeth Robert

            /s/ T. Nathanael Shepherd             /s/ Elisabeth B.
            Robert
            -------------------------             ----------------------
            ------
            President                       President & Chief Executive
                                            Officer, Director



            The Shepherd Group LLC

            The Vermont Teddy Bear Co., Inc. Summary Investment Term
            Sheet

            Amount of Investment
            $600,000

            Issuer
            The Vermont Teddy Bear Co., Inc. (the "Company")

            Investors
            The investors shall be comprised of The Shepherd Group LLC ("TSG") and / or individuals (collectively the "Investor Group").

            Type of Security
            Convertible Redeemable Preferred Stock (the "Preferred") with Warrants.

            Term
            The Preferred must be redeemed upon the tenth anniversary of the issuance of the Preferred into an amount equal to the par value of the Preferred plus any accrued and unpaid dividends. If the Company's common stock is not listed on any principal exchange or any NASDAQ system at such time, the Preferred must be liquidated into an amount equal to the greater of the par value of the Preferred plus any accrued and unpaid dividends; and the fair market value of the common stock of the Company that the Preferred is convertible into at the time of such redemption. The fair market value shall be determined by a good faith determination by the Company and the Investor Group; if an agreement cannot be reached then the fair market value shall be determined by a disinterested third party that is a nationally recognized investment banking firm. The cost of obtaining such fair market value shall be shared equally between TSG and the Company.

            Par Value
            $10,000 / share

            Number of Shares
            60

            Dividend Rate
            6.0% of outstanding Preferred to be paid for the first five years from the date of closing on an annual basis in the form of shares of Preferred (PIK). Beginning the sixth year from the date of closing and at the discretion of the Company, the dividend is to be paid on an annual basis in the form of shares of Preferred (PIK) or in cash. Additionally, dividends paid on the common stock of the Company shall be paid on the Preferred on an as converted basis.

            Subordination Provision
            To the extent requested by the Company's existing lenders TSG will enter into an intercreditor agreement whereby TSG will allow for the following: The Preferred will be subordinated in right of payment of principal and dividends to all of the Company's existing and future indebtedness that is not convertible, exchangeable or transferable into securities representing an equity interest in the Company. The Company may not make any payments on account of the Preferred if there shall have occurred and be continuing a default under any of the Company's existing or future indebtedness. The Company may not make any payments on account of the Preferred if such payment should cause a default under any of the Company's existing or future indebtedness. Additionally, the Preferred will rank senior in right of payment of principal and dividends to all existing and future common stock and common stock equivalents, except for existing preferred stock that is expressly senior to any subsequent series of preferred stock, of the Company.

            Common Stock Ownership

            Conversion Provision
            Each Preferred share will be convertible into Common Stock at an amount equal to the par value of the Preferred divided by the Common Stock Conversion Price.

            Common Stock Conversion Price
            The Common Stock Conversion Price shall be calculated on the effective date of the attached Letter of Intent and will equal (i) the average of the closing price of the common stock of the Company, as recorded on the National Association of Securities Dealers Automated Quotation System under the symbol BEAR, on the prior sixty (60) days in which an actual trade was executed at the closing price ("The Actual Sixty Day Trading Average"); minus (ii) The Actual Sixty Day Trading Average multiplied by fifteen percent (0.15).

            Anti-Dilution Adjustments
            Anti-Dilution adjustments to the Conversion Provision shall be customary including a weighted average adjustment component.

            Call Provisions
            A. The Company may call the Preferred after the fifth anniversary of the issuance of the Preferred only after giving Preferred holders 30 days notice of the Company's intent to call the Preferred;
            B. The Preferred may be called in whole, but not in part, at a price equal to the greater of: (i) par plus accrued and unpaid dividends and (ii) the amount represented by the percentage share of the fair market value of the Common

            Stock of the Company that the Preferred is convertible into. If the Company's common stock is not listed on any principal exchange or any NASDAQ system at such time, the Preferred must be liquidated into an amount equal to the greater of the par value of the Preferred plus any accrued and unpaid dividends and the fair market value of the common stock of the Company that the Preferred is convertible into at the time of such redemption. The fair market value shall be determined by good faith determination by the Company and TSG, if an agreement cannot be reached then the fair market value shall be determined by a disinterested third party that is a nationally recognized investment banking firm.

            Put Rights
            A. Holders may put the Preferred back to the Company after the fifth anniversary of the issuance of the Preferred;
            B. Preferred may be put at a price equal to par, the Preferred shall include any accrued and unpaid dividends;
            C. In any single year, the aggregate value of Preferred put back to the Company may not exceed the greater of 25% of net earnings after taxes of the preceding 12 months or 25% of the Company's net worth.

            Warrants

            Rights of Warrant
            To purchase one share of Common Stock

            Number
            A number equal to the par value of the Preferred divided by the Common Stock Conversion Price

            Exercise Price
            Common Stock Conversion Price

            Term
            Seven Years

            Operation of the Business
            From the date of the enclosed letter until closing of the transaction, the business of the Company will be operated in the ordinary course and will not dispose of assets, incur any materially adverse changes, dividends, distributions or sales other than in the ordinary course of business without the prior written consent of TSG. Further, until the closing of the transaction contemplated herein, unless the prior written consent of TSG, the current state of the Balance Sheet of the Company shall be maintained in substantially the same condition it is in on the date of this Letter of Intent.

            Registration and Other Shareholder Rights

            A. Preemptive Rights: The Investor Group will be given the right to purchase all new stock in an amount equal to their pro-rata share.
            B. Piggy-Back Registration Rights: All shareholders will be given standard Piggy-Back Registration Rights on a pro-rata basis.
            C. Demand Registration Rights: The Investor Group will have the right to demand the public sale of its stock through no more than three separate S-3 filings with the SEC. The Investor Group will be limited to exercising such right to no more than once every twelve months.

            Board Representation
            TSG shall have the right, at their sole discretion, to appoint two board members to the Board of Directors (the "Board") of the Company. The Board will be capped at 9 members.

            Compensation Committee
            TSG will be entitled to a seat on the Compensation
            Committee. The Committee will be capped at no more than 3 seats.

            Executive Committee
            TSG will be entitled to a seat on the Executive Committee and will serve with the Company's CEO and Chairman of the Board of Directors. The Committee will be capped at no more than 3 seats.

            Financing Fees
            TSG will receive a 1 1/2% Financing Fee for capital raised by the Company with the assistance of TSG following the closing of the Investment except in situations where capital raised is (i) directly from TSG or (ii) from affiliates directly under TSG's control.

            Management Fees
            TSG shall receive an annual, non-accountable, $25,000 management fee, plus travel and other reasonable expenses which will be approved in advance and payable monthly. Such fee is for management services such as (i) liaison services with credit institutions and financial markets; (ii) access to alternative sources of established equity capital; (iii) transaction experience with secondary stock offerings, mergers, acquisitions and (iv) business operations advisory services.
            Such services shall be rendered pursuant to the attached Management Agreement in Exhibit I.

            Non-Compete Agreements
            Non-compete agreements for key senior executive; for a period of 18 months beyond the conclusion of employment.

            Key Woman Insurance

            $1,000,000 key-woman insurance policy for Elisabeth Robert with the Company as the beneficiary. Such policy must be obtained within sixty (60) days of the investment contemplated herein.

            Other
            A. Stock Purchase Agreement to contain customary terms and provisions, including representations, conditions, warranties, covenants, events of default and indemnities.
            B. So long as the Preferred is outstanding there will be no additional incurrence of debt, liens, or other contracts with recourse to the assets or cash flow of the Company without the approval of TSG except for such incurrences undertaken in the ordinary course of business, including but not limited to financing or leasing agreements, capital expenditures, research and development, hiring (except as stated in C below), firing, arrangements or agreements relating to promotions, with customers or vendors, advertising, sales, production and general operations.
            C. So long as the Preferred is outstanding TSG shall have veto rights on hiring decisions for the CEO, CFO and COO positions excluding the renewal of Elisabeth Robert's contract in the Fall of 1998.

            Conditions to Closing
            A. The satisfactory completion of all financial, industry, accounting, business and legal due diligence.
            B. Financial and other information that is currently available to TSG does not materially change prior to closing.
            C. The Company shall have received a definitive declaration from the Vermont National Bank ("VNB") that VNB has rescinded their claim to, and unencumbered, the working capital assets of the Company specifically pertaining to the Company's trademark's, receivables, inventory and work in progress inventory.
            D. The Company shall have received third party consents necessary for the uninhibited implementation of the investment contemplated herein.
            E. The Directors and Executive Officers shall provide written approval of the transaction contemplated herein prior to the Company sending proxy materials (seeking the approvals described in F. below) to shareholder's of the Company.
            F. The Company shall obtain approval from the shareholder's of the Company for an amendment to the Company's Articles of incorporation, eliminating shareholder preemptive rights and allowing for the creation of the Board of Director's seats contemplated in the section entitled Board Representation herein. Such approval shall be obtained with no more than 0.0% of the shareholder's exercising their right to dissent if a majority of votes is obtained.

            G. There will not exist any material pending or threatened litigation against the Company pertaining to investment contemplated herein or the elimination of shareholder preemptive rights.
            H. No obligation, liability or fee shall exist or be payable by the Company to any broker or investment banking firm in connection with the investment contemplated herein.

            EXHIBIT 99.2

            Press Release

            The Vermont Teddy Bear Co., Inc.
            2236 Shelburne Road * Post Office Box 965 * Shelburne,
            Vermont 05482
            Phone: (802) 985-3001 * Fax: (802) 985-1304 * Internet:
            www.vtbear.com
            Contact: Tim George, Director of Finance (802)985-1350 / timg@vtbear.com

            May 22, 1998

            *** BUSINESS NEWS ***

            Boston Firm Proposes Investment In
            Vermont Teddy Bear

            SHELBURNE, Vt. _  The Vermont Teddy Bear Co., Inc. (NASDAQ:
            BEAR) has signed a letter of intent with The Shepherd Group, a Boston-based private equity investment firm, for a proposed $600,000 equity investment in the Company. In return for the $600,000 investment, The Shepherd Group will receive 495,868 shares of Series C Preferred Stock, as well as warrants to purchase 495,868 shares of Common Stock at $1.21 per share. The transaction is subject to final agreements, and various approvals and conditions.

            _We believe that Vermont Teddy Bear is an exciting specialty gift company with a strong brand and a unique market niche. Furthermore, the solid management team is well positioned to take advantage of new business initiatives," explained Tom Shepherd, Chairman of the Shepherd Group.

            The Series C Convertible Redeemable Stock will carry a six percent coupon, and each share will be convertible into one share of the Company's Common Stock. The Preferred will have voting rights, and The Shepherd Group will be entitled to two seats on the Company's Board of Directors.

            Elisabeth Robert, President of the Company, noted, _The additional funds will provide working capital for the Company to pursue growth in the Bear-GramR channel and to maximize the benefits of importing raw materials. Additionally, Tom Shepherd has strong financial and operations experience, and will bring a valuable perspective to the Board of Directors. Tom's strong suit has been working with companies which have not yet realized the full potential of their brand._

            The Company is in the process of completing final arrangements and seeking necessary approvals. The parties seek to close the transaction in the next 90 days.

            * * *

            The foregoing can be interpreted as including forward looking statements under the Private Securities Litigation Reform Act of 1995. Actual future results may differ materially from those suggested by the statements above.

            About The Shepherd Group:
            The Shepherd Group is a private investment firm which invests in venture and existing small to middle-market companies. The firm focuses on companies with high-growth potential and unique market-ready quality products and services. Prior to forming The Shepherd Group in 1996, Mr. Shepherd was involved in the acquisition and subsequent board level management of Anchor Advanced Products, Inc., General Nutrition Companies, Inc., Rayovac, Inc., Signature Brands, Inc. and Thermoscan. Additionally, Mr. Shepherd was formerly President of both GTE Lighting Products Group (GTE Sylvania) and North American Philips Commercial
            Electronics Corporation. The Shepherd Group's existing investments include American Photo Booths, Inc., Community Resource Systems, Inc., Andover Advanced Technologies, Inc. and Protocol Technologies Incorporated.

            About Vermont Teddy Bear:
            The teddy bear was born in the United States in 1902, and from its founding in the early 1980's, The Vermont Teddy Bear CompanyR has been proud to carry on the tradition, manufacturing bears in Shelburne, Vermont. Vermont Teddy Bears are available in various sizes and can be dressed in a wide variety of outfits that personalize the bear for significant life events, such as a new baby, get well, birthdays, graduation, weddings, and _I love you._ The Company has retail stores on Route 7 in Shelburne, Vermont, on Route 16 in North Conway, New Hampshire, and on Main Street in Freeport, Maine. In addition, Bear-GramR orders can be placed by visiting our Internet website at www.vtbear.com, or by calling 1-800-829-BEAR, where a Bear CounselorR can arrange for your personalized Bear-GramR to be shipped for next day delivery.

            EXHIBIT 99.3
            Press Release

            The Vermont Teddy Bear Co., Inc.
            2236 Shelburne Road * Post Office Box 965 * Shelburne,
            Vermont 05482
            Phone: (802) 985-3001 * Fax: (802) 985-1304 * Internet:
            www.vtbear.com
            Contact: Tim George, Director of Finance (802)985-1350 / timg@vtbear.com


            June 5, 1998

            *** BUSINESS NEWS ***

            Correction of May 22 Press Release

            SHELBURNE, Vt. _ The proposed $600,000 investment by The Shepherd Group announced on May 22, 1998 was for sixty shares of Series C Preferred Stock, each of which is convertible into 8,264.467 shares of Vermont Teddy Bear Common Stock. The number of shares and the conversion ratio were misstated in a May 22, 1998 press release. In aggregate, the Series C Preferred Stock class is convertible into 495,868 shares of Common Stock, as was presented accurately in the May 22, 1998 press release. The rest of the terms contained in the May 22, 1998 press release, including the size of the investment, were presented accurately.
            * * *